Business Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2011
Business Acquisitions and Dispositions [Abstract]
Business Acquisitions and Dispositions

2. Business Acquisitions and Dispositions

Acquisitions

Sonic’s growth strategy is focused on metropolitan markets, predominantly in the Southeast, Southwest, Midwest and California. Where practicable, Sonic also seeks to acquire stable dealerships that Sonic believes have above average sales prospects. Under Sonic’s amended and restated syndicated revolving credit agreement and syndicated floor plan credit facility (the “2011 Credit Facilities”), Sonic is restricted from making dealership acquisitions in any fiscal year if the aggregate cost of all such acquisitions occurring in any fiscal year is in excess of $50.0 million, or if the aggregate cost of such acquisitions is in excess of $175.0 million during the term of the agreement, without the written consent of the Required Lenders (as that term is defined in the 2011 Credit Facilities). With this restriction on Sonic’s ability to make dealership acquisitions, its acquisition growth strategy may be limited. See Note 6, “Long-Term Debt,” for further discussion of the 2011 Credit Facilities.

Dispositions

Sonic did not dispose of any dealerships during the year ended December 31, 2011. During the years ended December 31, 2010 and 2009, Sonic completed 7 and 12 dispositions, respectively. Of the 12 dispositions in the year ended December 31, 2009, 6 were General Motors dealerships that were terminated by the manufacturer as of December 31, 2009. The dispositions during the years ended December 31, 2010 and 2009 generated cash of approximately $24.7 million and $27.3 million, respectively. The operating gains or losses associated with these disposed dealerships are included in the amounts shown in the table below.

In conjunction with dealership dispositions, Sonic has agreed to indemnify the buyers from certain liabilities and costs arising from operations or events that occurred prior to sale but which may or may not be known at the time of sale, including environmental liabilities and liabilities associated from the breach of representations or warranties made under the agreements. See Note 12, “Commitments and Contingencies,” for further discussion.

Results associated with dealerships classified as discontinued operations were as follows:

	Year Ended December 31,
(In thousands)	2011	2010	2009
Income (loss) from operations	$(1,383)	$(6,257)	$(11,889)
Gain (loss) on disposal	(386)	2,629	(293)
Lease exit accrual adjustments	(171)	(4,231)	(30,794)
Property impairment charges	—	—	(4,992)
Goodwill impairment charges	—	—	(2,039)

Pre-tax income (loss)	$(1,940)	$(7,859)	$(50,007)

Total revenues	$91,125	$135,647	$376,121

Sonic allocates corporate-level interest to discontinued operations based on the net assets of the discontinued operations group. Interest allocated to discontinued operations for the years ended December 31, 2011, 2010 and 2009 was $0.3 million, $0.6 million and $2.5 million, respectively.